IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Supplement dated May 26, 2009
to the
Ivy Funds Variable Insurance Portfolios Prospectus dated April 30, 2009

At a meeting held on May 20, 2009, the Board of Trustees of Ivy Funds Variable Insurance Portfolios unanimously approved the termination of the Investment Sub-Advisory Agreement between Waddell & Reed Investment Management Company (WRIMCO) and Templeton Investment Counsel, LLC (Templeton) dated August 20, 2003, relating to Ivy Funds VIP International Value (Fund). As a result, effective May 27, 2009, WRIMCO, the Fund's investment adviser, assumes direct investment management responsibilities of the Fund's portfolio. All references to Templeton where it appears in the Prospectus with respect to Ivy Funds VIP International Value are deleted.

The following information replaces the disclosure regarding the management of Ivy Funds VIP International Value in the section entitled "Portfolio Management:"

Ivy Funds VIP International Value:         John C. Maxwell is primarily responsible for the day-to-day management of Ivy Funds VIP International Value and has held his Fund responsibilities since May 27, 2009, when WRIMCO assumed direct investment management responsibilities of the Fund's portfolio from Templeton Investment Counsel, LLC, the Fund's former investment subadviser. Mr. Maxwell is Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, and portfolio manager for other investment companies for which IICO serves as investment manager. He joined WRIMCO in 1998 initially serving as an investment analyst and has served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003 and has served as a portfolio manager since February 2006. In 2004, Mr. Maxwell began assisting the international group of IICO and WRIMCO as an investment analyst. Mr. Maxwell earned a BS degree from the University of Kentucky, and an MBA from the Johnson Graduate School of Management, Cornell University. He is a Chartered Financial Analyst.